UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34470	20-5001120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue
	Suite 725	60654
	Chicago, Illinois	(Zip Code)
(Address of principal executive offices)

(800) 354-7993
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001	ECHO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Echo Global Logistics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2021. The matters that were voted on at the Annual Meeting and the final voting results as to each such matter are set forth below.

Proposal No. 1: Election of Directors

The following nominees were elected to the Board for a one-year term expiring at the Company’s 2022 Annual Meeting, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Douglas R. Waggoner	22,106,699	896,251	15,090	1,662,223
Samuel K. Skinner	20,711,642	2,291,308	15,090	1,662,223
Matthew Ferguson	22,115,078	887,858	15,104	1,662,223
David C. Habiger	18,682,039	4,318,281	17,720	1,662,223
William M. Farrow III	22,132,758	870,193	15,089	1,662,223
Virginia L. Henkels	19,317,511	3,685,523	15,006	1,662,223

Proposal No. 2: Ratification of Appointment of Ernst & Young LLP to Serve as Independent Registered Public Accounting Firm for the Company for the Fiscal Year Ending December 31, 2021

The ratification of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved as follows:

FOR	AGAINST	ABSTAIN
24,464,438	200,838	14,987

Proposal No. 3: Approval, on an Advisory, Non-binding Basis, the Compensation of the Company’s Named Executive Officers

The Company’s executive compensation was approved on an advisory, non-binding basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,377,636	1,594,504	45,900	1,662,223

Proposal No. 4: Approval of the Amendment and Restatement of the 2008 Stock Incentive Plan

The Company’s proposed amendment and restatement of the 2008 Stock Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,065,024	7,884,541	68,475	1,662,223

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: June 15, 2021	By:	/s/ Peter M. Rogers
	Name:	Peter M. Rogers
	Title:	Chief Financial Officer